GENERAL	12 Months Ended
Dec. 31, 2015
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.
CyberArk Software Ltd. (together with its subsidiaries, the “Company”) is an Israeli company that develops, markets and sells software-based security solutions. The Company's solutions enable organizations to safeguard and monitor their privileged accounts, which are those accounts within an organization that have access to the organization's high value assets and are located across its IT infrastructure. The Company's software provides customers with the ability to protect, detect, monitor and control access to privileged accounts in order to break the lifecycle of a targeted cyber attack before it can cause damage to an organization.

b.
In September 2014, the Company completed its initial public offering ("IPO") in which the Company issued and sold 6,164,000 ordinary shares at a public offering price of $16.00 per share (including pursuant to the underwriters option to purchase additional ordinary shares). The net proceeds received from the IPO were $88,468 after deducting underwriting discounts of $6,904 and other offering expenses of $3,846. Refer also to note 8.b.

c.
In March 2015, the Company completed a public offering in which certain shareholders sold 4,600,000 ordinary shares (including pursuant to the underwriters option to purchase additional ordinary shares) at a public offering price of $51.00 per share. The Company did not receive any proceeds from the sale of ordinary shares by the selling shareholders and the related offering expenses were recorded in the statements of comprehensive income.

d.
In June 2015, the Company completed an additional public offering in which the Company issued and sold 900,000 ordinary shares at a public offering price of $61.00 per share. The total net proceeds received were $52,575 after deducting underwriting discounts of $2,196 and other offering expenses of $129. Another 4,000,000 shares were sold by certain selling shareholders. The Company did not receive any of the proceeds from the sales of shares by the selling shareholders and the related offering expenses were recorded in the statements of comprehensive income. Refer also to note 8.b.

e.
In August 2015, the Company acquired all of the share capital of Cybertinel Ltd. (“Cybertinel”) for total consideration of $20,515. Cybertinel, an Israeli company, specializes in cyber threat detection technology. In October 2015, the Company acquired all of the share capital of ViewFinity, Inc. ("ViewFinity") for total consideration of $30,500. ViewFinity is a provider of Windows least privilege management and application control. In September 2015, the Company acquired certain assets of Agata Ltd (“Agata”) for total consideration of $3,112. The Company accounted for the acquisition of Agata as a purchase of a business. The Company expensed the related acquisitions costs of $677 in general and administrative expenses.

f.
Unaudited pro forma result of operating

The following table presents our unaudited pro forma revenue, net income and basic and diluted net income (loss) for periods presented assuming the acquisitions of Cybertinel, Viewfinity and Agata occurred on January 1, 2014. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred has the acquisitions been consummated on those dates, nor does it purport to represent the results of operations for future periods:

	December 31,
	2014	2015
Pro forma revenue	$108,517	$165,924
Pro forma net income	$76	$18,725
Basic net income (loss) per ordinary share	$(0.28)	$0.58
Diluted net income (loss) per ordinary share	$(0.28)	$0.53